UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2020	(April 29, 2020)

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

5555 San Felipe Street,	Houston,	Texas			77056-2723
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Executive Vice President, Operations

On April 29, 2020, T. Mitchell Little announced his retirement effective January 1, 2021. Effective May 4, 2020, Mr. Little will cease serving as the Company’s executive vice president, operations and transition to the role of executive vice president, advisor to the chief executive officer with oversight for Equatorial Guinea operations.

(c) Appointment of Senior Vice President, Operations
On April 29, 2020, Mike Henderson, 50, was appointed, effective May 4, 2020, as senior vice president, operations, pursuant to which he will oversee our U.S. Resource Play businesses. In October 2017, Mr. Henderson was appointed vice president, Resource Plays North, with responsibility for Oklahoma and North Dakota, after having served in successive regional vice president roles since 2013 and managing operations in Oklahoma, North Dakota and Wyoming. Prior to his work in the Resource Plays, Mr. Henderson was development manager for International Production Operations in Equatorial Guinea and has been involved in a number of Marathon Oil’s major projects in Equatorial Guinea, Norway and the Gulf of Mexico over the course of his career. Before joining Marathon Oil in 2004, he was employed by ExxonMobil, where he served in a number of operations and project management roles of increasing responsibility. Mr. Henderson earned a bachelor's degree in electrical engineering and master's degree in offshore engineering from Robert Gordon University, Aberdeen.
In connection with this appointment, the Compensation Committee of our Board of Directors determined to increase Mr. Henderson’s annual cash bonus target from 70% to 75%.

(e) Reduction in Cash Compensation

As part of the Company’s broad-based effort to respond to the COVID-19 pandemic, the Company is implementing cost reduction measures including the base salary reductions described below.
The Company’s President and Chief Executive Officer, the Company’s Chief Financial Officer, each of the other three most highly paid executive officers serving as of December 31, 2019 (our Named Executive Officers) and certain other members of the Company’s executive leadership team will experience temporary base salary reductions of 10% from May 4, 2020 through December 31, 2020. The temporarily adjusted base salaries will not be used to calculate annual cash bonus or severance benefits, which are partially or wholly derived based on base salary.
The Company’s Board of Directors has also agreed to a temporary reduction of annual cash retainer fees for non-employee directors of 20% for the third and fourth quarter of 2020.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following are furnished as Exhibits to this Current Report on Form 8-K.

99.1	Press Release issued by Marathon Oil Corporation, dated May 1, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

May 1, 2020	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer